Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Gotham Absolute Return Fund

Gotham Absolute 500 Fund

Gotham Absolute 500 Core Fund

Gotham Enhanced Return Fund

Gotham Enhanced 500 Fund

Gotham Enhanced 500 Core Fund

Gotham Neutral Fund

Gotham Neutral 500 Fund

Gotham Index Plus Fund

Gotham Index Core Fund

Gotham Hedged Plus Fund

Gotham Hedged Core Fund

Gotham Institutional Value Fund

Gotham Enhanced S&P 500 Index Fund

Gotham Defensive Long Fund

Gotham Defensive Long 500 Fund

Gotham Total Return Fund

Gotham Master Long Fund

Gotham Master Neutral Fund

Supplement dated July 10, 2017 to the Statements of Additional Information (“SAIs”) of (i) Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Absolute 500 Core Fund, Gotham Enhanced Return Fund, Gotham Enhanced 500 Fund, Gotham Enhanced 500 Core Fund, Gotham Neutral Fund, Gotham Neutral 500 Fund, Gotham Index Plus Fund, Gotham Index Core Fund, Gotham Hedged Plus Fund, Gotham Hedged Core Fund, Gotham Institutional Value Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Defensive Long Fund, Gotham Defensive Long 500 Fund and Gotham Total Return Fund dated February 1, 2017; (ii) Gotham Master Long Fund and Gotham Master Neutral Fund dated May 1, 2017 and (iii) Gotham Index Plus Fund Class R6 Shares dated June 30, 2017

The following changes in the SAIs are effective as of July 1, 2017:

1.	The section entitled “Proxy Voting” is replaced in its entirety with the following:

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to the Adviser, subject to the Board of Trustees’ continuing oversight.

The Adviser will vote such proxies in accordance with its proxy policies and procedures. It is the Adviser’s general policy to vote Client shares in conformity with the recommendations of Institutional Shareholder Services Inc. (“ISS”). ISS is a neutral third party that issues recommendations based on its own internal guidelines and research. ISS retains a record of all of its recommendations.

The Adviser may vote Client shares in a manner that is inconsistent with ISS’ recommendations when the Adviser believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between the Adviser and its Clients. In such a case, the Adviser will keep a record of why ISS’ recommendation was not in the Client’s best interest and information supporting the Adviser’s decision.

A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Funds are required by Rule 30b1-4 under the Investment Company Act of 1940 to file annually their proxy voting record on Form N-PX with the SEC. For each Fund, Form N-PX contains the complete proxy voting record for the most recent 12-month period ended June 30 and must be filed by August 31 of each year and when filed will be available: (i) without charge by request by calling the Adviser at (877) 974-6852; or (ii) on the SEC’s website at www.sec.gov.

2.	The proxy voting policy at Appendix B is replaced in its entirety with the following:

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

GOTHAM ASSET MANAGEMENT, LLC

Purpose

In order to comply with Rule 206(4)-6 of the Advisers Act, Gotham has adopted written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interest of Clients. The Advisers Act also requires disclosure to Clients with respect to obtaining information on how their securities were voted and Gotham’s guidelines for voting Client securities.

Policies and Procedures

•	Gotham’s policy is to vote proxies in the best interest of Clients. Gotham will generally vote in the same manner for all Clients holding a particular security, subject to investment objectives and best interests of each Client. The policies do not mandate that the Gotham vote every proxy it receives, as described in more detail below.
•	Gotham generally votes proxies on behalf of each Client unless specifically requested not to do so by the Client in writing.
•	Gotham’s general policy is to vote Client securities in conformity with the recommendations of Institutional Shareholder Services Inc. (“ISS”). ISS is a neutral third party that issues recommendations based on its own internal guidelines and research, and retains a record of all of its recommendations.
•	Gotham may vote Client securities in a manner that is inconsistent with ISS’ recommendations when Gotham believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between Gotham and its Clients. In such a case, Gotham will keep a record of why ISS’ recommendation was not in the Client’s best interest and information supporting Gotham’s decision.
•	Gotham votes Client securities using ProxyExchange, an electronic voting platform provided by ISS. ProxyExchange retains a record of proxy votes for each Client.
•	Gotham may determine not to vote a particular proxy. This may be done, for example if: (i) the resolution of the proxy is not relevant to the Client’s investment; (ii) Gotham believes the cost of voting the proxy outweighs the potential benefit derived from voting; (iii) a proxy is received with respect to securities that are no longer held in a Client account; (iv) the terms of a securities lending agreement prevent Gotham from voting a loaned security; (v) Gotham (or ISS/ProxyExchange) receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies;(vi) ISS does not have a recommendation; or (vii) the terms of the security or any related agreement or applicable law preclude Gotham from voting.
•	Gotham acknowledges that, when voting proxies, it is responsible for identifying and addressing material conflicts of interest. Relevant personnel are required to inform Gotham if they become aware of any material conflict of interest between Gotham and a Client or between Clients with respect to a proxy vote. Since Gotham generally votes in accordance with ISS’s recommendations, Gotham does not believe that any conflicts of interest will impact Gotham’s vote. When voting Client securities in a manner that is inconsistent with ISS’s recommendations, Gotham will review any conflicts of interest that are identified. Gotham will attempt to resolve the conflict of interest before it votes. In the event that the material conflict of interest cannot be reasonably resolved prior to voting, Gotham will either disclose the conflict to the Client, obtain Client consent or take other steps designed to ensure that a decision to vote the proxy was based on Gotham’s determination of Client’s best interest and was not the product of conflict.

•	Each Client may request a copy of Gotham’s proxy voting policy, the ISS proxy voting guidelines, and records of how such Client’s securities were voted by making a written request to:

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Attention: Legal & Compliance

•	Gotham generally does not disclose proxy votes on behalf of a Client to any other Client. To the extent that Gotham serves as a sub-adviser to another adviser, Gotham may provide proxy voting records to such adviser, if requested.
•	Gotham is responsible for reviewing all proxy voting for consistency with these policies and procedures and for compliance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, including maintaining records of Client inquiries and Gotham’s responses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.